U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          CASCADE TECHNOLOGIES CORP.
        --------------------------------------------------------------
                (Name of small business issuer in its charter)

       Wyoming                          3674                       98-0440633
------------------------------------------------------------------------------
(State or Jurisdiction      (Primary Standard Industrial      (I.R.S Employer
 of Incorporation)            Classification Code Number)  Identification No.)


                    Suite 1410 - 675 West Hastings Street,
                                Vancouver, BC.
                            Phone:  (604) 307-3011.
                           Facsimile (604) 357-5355
	 -------------------------------------------------------------
         (Address and telephone number of principal executive offices)

                         AAA Corporate Services, Inc.
                            1620 Central Ave., #202
                           Cheyenne, Wyoming  82001
                             Phone: (307) 635-8700
	   ---------------------------------------------------------
           (Name, address and telephone number of agent for service)

Securities to be registered pursuant to Section 12(b) of the Act: None

If  this  form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If  this form relates to the registration of a class of securities pursuant  to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]

Securities Act registration statement file number to which this  form  relates:
File No. 333-124284 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: Common Shares, no par value (Title of class)





ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

This registration statement relates to the registration with the Securities and Exchange Commission of shares of common stock, no par value (the "Common Stock") of Cascade Technologies Corp. a Wyoming corporation (the "Registrant"). The description of the Common Stock to be registered hereunder set forth under the caption "Description of Securities" on page 20 of the Registrant's Registration Statement on Form SB-2, as amended, Registration No. 333-124284 (the "Registration Statement"), as filed with the Securities and Exchange Commission, is incorporated herein by this reference.




ITEM 2.  EXHIBITS

The  following  document  is  included  as  an  Exhibit  to  the  Registrant's
Registration  Statement  on  Form  SB-2   (Registration  No.  333-47578)   and
incorporated herein by this reference:

3.1(a)         Articles of Incorporation of Cascade Technologies Corp.

3.1(b)         Amendment to Articles of Incorporation of Cascade
               Technologies Corp..

3.2            By Laws of Cascade Technologies Corp.

4.1            Form of Stock Certificate














SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


DATE: 7/17/06             CASCADE.TECHNOLOGIES CORP


                          By: /s/ Bruce Hollingshead
			  --------------------------
                          Bruce Hollingshead
                          President/Director

                          By: /s/ Christine Thomas
			  ------------------------
                          Christine Thomas
                          Secretary/Treasurer/Principal
			  Financial and Accounting Officer/Director

                          By: /s/ Shannon MacQuarrie
			  --------------------------
                          Shannon MacQuarrie
                          Director